UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21569

                          Pioneer Asset Allocation Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2018 through January 31, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                              Pioneer Solutions --
                              Balanced Fund
--------------------------------------------------------------------------------
                              Semiannual Report | January 31, 2019
--------------------------------------------------------------------------------
                              Ticker Symbols:

                              Class A PIALX
                              Class C PIDCX
                              Class R BALRX
                              Class Y IMOYX

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Pioneer Fund complex if you invest directly.

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              20

Schedule of Investments                                                      22

Financial Statements                                                         24

Notes to Financial Statements                                                32

Approval of Investment Management Agreement                                  42

Trustees, Officers and Service Providers                                     48

              Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and political and economic issues on the international front can also cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity. As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe. The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
January 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

              Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 3

Portfolio Management Discussion | 1/31/19

In the following interview, portfolio managers Kenneth Taubes and Marco Pirondini discuss the market environment over the six-month period ended January 31, 2019, and the investment strategies applied to Pioneer Solutions -- Balanced Fund during the period. Mr. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and Mr. Pirondini, Senior Managing Director, Head of Equities, U.S., and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q     How did the Fund perform over the six-month period ended January 31, 2019?

A The Fund's Class A shares returned -4.64% at net asset value during the six-month period ended January 31, 2019, while the Fund's blended benchmark, which is comprised of 60% Morgan Stanley Capital International
      (MSCI) World ND Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, returned -1.77%. During the same period, the Fund's market benchmarks, the MSCI World ND Index1 and the Bloomberg Barclays U.S. Aggregate Bond Index, returned -5.00% and 2.71%, respectively, while the average return of the 495 mutual funds in Morningstar's World Allocation Funds category was -3.31%.

Q Could you characterize the economic and market backdrop during the six-month period ended January 31, 2019?

A Entering the period, robust economic data and corporate earnings results boosted investor sentiment for riskier assets, outweighing concerns over trade disputes between the U.S. and its major trade partners, particularly China. In addition, the markets continued to focus heavily on economic growth and inflation indicators in an effort to anticipate future U.S. Federal Reserve (Fed) monetary policy. Expectations in mid-2018 were for the Fed to increase interest rates two more times before the end of December,

1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 bringing the total number of rate hikes in 2018 to four -- a scenario that eventually played out as anticipated. Treasury yields rose in advance of the Fed's late-September meeting, at which the upper band for the benchmark federal funds overnight lending rate was raised from 2.00% to 2.25%. Meanwhile, equity markets continued to grind higher and credit-oriented segments of the bond market performed well through September of 2018.

      Conditions reversed in the fourth quarter of 2018, however, which proved to be one of the most challenging periods for investors since the end of the financial crisis in the spring of 2009. A number of issues converged to produce exceptionally poor returns for riskier assets heading into the end of 2018, including escalating trade tensions and their potential negative effects on economic growth and corporate profit margins; an inverted yield curve, which raised fears of recession; concern that the Fed would "overshoot" and tighten monetary policy too much, given yet another rate increase in December; and the increasing likelihood of a U.S. government shutdown.

      Despite a multi-week government shutdown becoming a reality towards the end of the six-month period, investor sentiment rebounded in January after December's rout in both the credit and equity markets, as Fed Chairman Powell indicated that interest-rate policy was not on a fixed course. That led market participants to conclude that the Fed would be more "data dependent" with regard to future action on rates. The view was further supported by the Fed's statement at the end of January that it was prepared to be patient, given "muted inflation pressures." In addition, positive employment and manufacturing data helped boost the markets' appetites for riskier assets as the period drew to a close.

      The fourth-quarter slump had a significant influence on overall equity returns, however, as almost all major stock market indices finished the six-month period in negative territory. Global equities, in aggregate, were down by 5% as measured by the MSCI World Index, while U.S. equities, as measured by the Standard & Poor's 500 Index, declined by 3%. Fixed-income investments fared better over the six-month period. For example, the Bloomberg Barclays U.S. Aggregate Bond Index registered a positive return of 2.71%.

Q What were the considerations and tactical shifts that were applied to the Fund in allocating assets during the six-month period ended January 31, 2019, and how did your investment decisions affect benchmark-relative performance?

A Over the six-month period, we maintained a relatively constructive stance with respect to the state of the global economy, and so we made very few changes to the Fund's underlying asset allocations.

              Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 5

      With regard to benchmark-relative performance, the Fund's overweight risk posture, with roughly 60% of the total investment portfolio held in equity-related investments, detracted from relative returns when the market severely corrected during the fourth quarter of 2018. Positioning within equities also detracted from the Fund's benchmark-relative results. Specifically, a geographic preference for Europe and the emerging markets pressured relative returns in December 2018. In addition, our investments in underlying funds with a focus on companies in the capital goods segment of the industrials sector proved ill-timed and detracted from benchmark-relative performance, as investors became increasingly concerned about slowing economic growth and the possibility of recession.

      On the fixed-income side, our selection of underlying funds produced positive benchmark-relative results for the Fund; however, given that fixed-income securities solidly outperformed equities during the six-month period, our decision to underweight the portfolio to fixed-income-related investments more than negated the positive contributions of security selection.

Q Did the Fund invest in any derivative securities during the six-month period ended January 31, 2019? If so, did the derivatives have an effect on the Fund's benchmark-relative performance?

A While the Fund is still permitted to invest in derivatives, we did not employ the use of derivatives during the six-month period.

Q What factors are you watching most closely as you determine strategy for the Fund as we moved deeper into 2019?

A Our assessment of the macroeconomic picture supports anticipation of further economic expansion. Consequently, we expect to maintain a relative preference for stocks over bonds in the Fund's portfolio. Bond yields, overall, remain unattractive in our view, as investors in U.S. Treasuries are not being adequately compensated for assuming term risk. Real Treasury yields (inflation-adjusted yields) are either negative or too close to zero for comfort, and current yield spreads on corporate bonds also fail to appropriately compensate investors for underwriting risk. (Credit, or yield spreads, are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

6 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19

      While labor costs are on the rise, we remain convinced that Corporate America has not lost control of the measure that matters the most: unit-labor costs. In fact, after adjusting for inflation and increased productivity, unit-labor costs appear to be essentially moving sideways. As a result, we think corporate profit margins may hold up.

      The principal risk to this scenario revolves around any failure in reaching an amicable agreement on trade, particularly between the U.S. and China, as the lack of an accord would further compress economic growth and possibly increase significantly the chances of a recession. Should an agreement not come about, the countries that rely more heavily upon net exports - such as Germany, South Korea, and Japan - would suffer the most, while valuations of stocks and lower-grade corporate bonds would also be damaged.

      A less-exuberant U.S. economy and the problematic state of the economies in other developed countries appear to be motivating the Fed to adopt a more cautious tone with regard to interest-rate increases. While markets understandably rejoiced at the Fed's shifting signals in January, the "relief rally" that followed should be viewed with a certain degree of caution, in our opinion. In fact, should the ongoing trade disputes reach a favorable conclusion and the U.S. economy prove stronger than expected, it wouldn't take long for the market consensus to revert back to expectations of more Fed rate hikes between now and the end of 2019.

      With that said, the rebound in economic data we witnessed over the course of January has not been matched by accompanying weakness in fixed-income securities, and so we shall continue to monitor closely the apparent disagreement in viewpoints between the equity and bond markets.

              Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 7

Please refer to the Schedule of Investments on pages 22-23 for a full listing of fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Fund is a "fund-of-funds" which seeks to achieve its investment objectives by investing primarily in funds managed by Amundi Pioneer or one of its affiliates, rather than direct position in securities. The Fund's performance depends on the adviser's skill in determining the strategic asset allocations, the mix of underlying funds, as well as the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. In addition to the Fund's operating expenses, investors will indirectly bear the operating expenses of investments in any underlying funds. Each of the underlying funds has its own investment risks.

At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Investments in equity securities are subject to price fluctuation.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities held by underlying funds will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Some of the underlying funds may invest in real estate investment trust (REIT) securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund may invest in underlying funds with exposure to commodities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

8 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Derivatives may have a leveraging effect on the Fund.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

Some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value. Some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

The value of the investments held by the Fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates, and by changes in credit ratings of the investments. If the Fund holds cash uninvested, the Fund will not earn income on the cash and the Fund's yield will go down. These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund will be successful. Please see the prospectus for a more complete discussion of the Fund's risks.

Before making an investment in any fund, you should consider all the risks associated with it.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

              Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 9

Portfolio Summary | 1/31/19

                               Asset Allocations
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Balanced/Flexible                                                          44.1%
International Equities                                                     21.8%
Fixed Income                                                               21.4%
U.S. Equities                                                              12.7%

Actual Portfolio Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

Balanced/Flexible
--------------------------------------------------------------------------------
Pioneer Multi-Asset Income Fund Class K                                   28.07%
--------------------------------------------------------------------------------
Pioneer Flexible Opportunities Fund Class K                               15.99
--------------------------------------------------------------------------------
International Equities
--------------------------------------------------------------------------------
Pioneer International Equity Fund Class Y                                 11.47%
--------------------------------------------------------------------------------
Pioneer Global Equity Fund Class K                                        10.36
--------------------------------------------------------------------------------
Fixed Income
--------------------------------------------------------------------------------
Pioneer Strategic Income Fund Class K                                      7.60%
--------------------------------------------------------------------------------
Pioneer Bond Fund Class K                                                  5.38
--------------------------------------------------------------------------------
Pioneer Multi-Asset Ultrashort Income Fund
 Class K                                                                   4.48
--------------------------------------------------------------------------------
Pioneer ILS Interval Fund                                                  3.00
--------------------------------------------------------------------------------
Pioneer Dynamic Credit Fund Class Y                                        1.00
--------------------------------------------------------------------------------
U.S. Equities
--------------------------------------------------------------------------------
Pioneer Core Equity Fund Class K                                           6.74%
--------------------------------------------------------------------------------
Pioneer Equity Income Fund Class K                                         3.34
--------------------------------------------------------------------------------
Pioneer Fund Class Y                                                       2.57
--------------------------------------------------------------------------------

Annual and semiannual reports for the underlying Pioneer funds may be obtained on the funds' web page(s) at amundipioneer.com.

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19

Prices and Distributions | 1/31/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Class                        1/31/19                          7/31/18
--------------------------------------------------------------------------------
     A                            $10.91                           $12.12
--------------------------------------------------------------------------------
     C                            $10.02                           $11.12
--------------------------------------------------------------------------------
     R                            $10.83                           $12.04
--------------------------------------------------------------------------------
     Y                            $11.06                           $12.29
--------------------------------------------------------------------------------

Distributions per Share: 8/1/18-1/31/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Net Investment         Short-Term           Long-Term
    Class           Income             Capital Gains        Capital Gains
--------------------------------------------------------------------------------
     A              $0.3401                $ --               $0.2737
--------------------------------------------------------------------------------
     C              $0.2436                $ --               $0.2737
--------------------------------------------------------------------------------
     R              $0.3249                $ --               $0.2737
--------------------------------------------------------------------------------
     Y              $0.3577                $ --               $0.2737
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Morgan Stanley Capital International (MSCI) World ND Index is an unmanaged measure of the performance of stock markets in the developed world. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-19.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 11

Performance Update | 1/31/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart below shows the change in value of a $10,000 investment made in Class A shares of Pioneer Solutions -- Balanced Fund at public offering price during the periods shown, compared to that of the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index, and the Fund's blended benchmark.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                       60% MSCI
                                                       World ND
                                                       Index and
                                                       40% BBG
                                                       Barclays U.S.
                                                       Aggregate
          Pioneer        Bloomberg                     Bond Index
          Solutions -    Barclays U.S.                 (Current
          Balanced       Aggregate       MSCI World    Blended
          Fund           Bond Index      ND Index      Benchmark)
1/09      $ 9,425        $10,000         $10,000       $10,000
1/10      $12,438        $10,851         $13,658       $12,521
1/11      $14,360        $11,400         $16,283       $14,262
1/12      $14,439        $12,387         $15,795       $14,536
1/13      $15,828        $12,707         $18,308       $16,085
1/14      $17,461        $12,723         $21,251       $17,621
1/15      $18,374        $13,565         $22,738       $18,838
1/16      $17,542        $13,543         $21,583       $18,299
1/17      $18,830        $13,740         $25,276       $20,254
1/18      $21,325        $14,035         $31,804       $23,465
1/19      $19,749        $14,351         $29,723       $22,793

Average Annual Total Returns
(As of January 31, 2019)
-----------------------------------------------------------------------------------------------
                                                                     Blended Benchmark
                         Public      Bloomberg                       (60% MSCI World ND
            Net Asset    Offering    Barclays                        Index/40% Bloomberg
            Value        Price       U.S. Aggregate    MSCI World    Barclays U.S. Aggregate
Period      (NAV)        (POP)       Bond Index        ND Index      Bond Index)
-----------------------------------------------------------------------------------------------
10 years     7.68%         7.04%     3.68%             11.51%         8.59%
5 years      2.49          1.29      2.44               6.94          5.28
1 year      -7.39        -12.72      2.25              -6.54         -2.87
-----------------------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2018)
------------------------------------------
Gross
------------------------------------------
1.24%
------------------------------------------

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of the maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

(Please see the following page for additional performance and expense disclosure)

12 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for a more current expense ratio. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 13

Performance Update | 1/31/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart below shows the change in value of a $10,000 investment made in Class C shares of Pioneer Solutions -- Balanced Fund during the periods shown, compared to that of the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index, and the Fund's blended benchmark.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                       60% MSCI
                                                       World ND
                                                       Index and
                                                       40% BBG
                                                       Barclays U.S.
                                                       Aggregate
          Pioneer        Bloomberg                     Bond Index
          Solutions -    Barclays U.S.                 (Current
          Balanced       Aggregate       MSCI World    Blended
          Fund           Bond Index      ND Index      Benchmark)
1/09      $10,000        $10,000         $10,000       $10,000
1/10      $13,098        $10,851         $13,658       $12,521
1/11      $15,013        $11,400         $16,283       $14,262
1/12      $14,983        $12,387         $15,795       $14,536
1/13      $16,307        $12,707         $18,308       $16,085
1/14      $17,878        $12,723         $21,251       $17,621
1/15      $18,678        $13,565         $22,738       $18,838
1/16      $17,714        $13,543         $21,583       $18,299
1/17      $18,890        $13,740         $25,276       $20,254
1/18      $21,211        $14,035         $31,804       $23,465
1/19      $19,522        $14,351         $29,723       $22,793

Average Annual Total Returns
(As of January 31, 2019)
--------------------------------------------------------------------------------------------
                                                                  Blended Benchmark
                                  Bloomberg                       (60% MSCI World ND
                                  Barclays                        Index/40% Bloomberg
            If        If          U.S. Aggregate    MSCI World    Barclays U.S. Aggregate
Period      Held      Redeemed    Bond Index        ND Index      Bond Index)
--------------------------------------------------------------------------------------------
10 years     6.92%     6.92%      3.68%             11.51%         8.59%
5 years      1.77      1.77       2.44               6.94          5.28
1 year      -7.97     -7.97       2.25              -6.54         -2.87
--------------------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2018)
--------------------------------------------
Gross
--------------------------------------------
1.94%
--------------------------------------------

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

(Please see the following page for additional performance and expense disclosure)

14 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for a more current expense ratio. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 15

Performance Update | 1/31/19                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart below shows the change in value of a $10,000 investment made in Class R shares of Pioneer Solutions -- Balanced Fund during the periods shown, compared to that of the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index, and the Fund's blended benchmark.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                       60% MSCI
                                                       World ND
                                                       Index and
                                                       40% BBG
                                                       Barclays U.S.
                                                       Aggregate
          Pioneer        Bloomberg                     Bond Index
          Solutions -    Barclays U.S.                 (Current
          Balanced       Aggregate       MSCI World    Blended
          Fund           Bond Index      ND Index      Benchmark)
1/09      $10,000        $10,000         $10,000       $10,000
1/10      $13,197        $10,851         $13,658       $12,521
1/11      $15,237        $11,400         $16,283       $14,262
1/12      $15,320        $12,387         $15,795       $14,536
1/13      $16,794        $12,707         $18,308       $16,085
1/14      $18,526        $12,723         $21,251       $17,621
1/15      $19,495        $13,565         $22,738       $18,838
1/16      $18,615        $13,543         $21,583       $18,299
1/17      $19,933        $13,740         $25,276       $20,254
1/18      $22,500        $14,035         $31,804       $23,465
1/19      $20,780        $14,351         $29,723       $22,793

Average Annual Total Returns
(As of January 31, 2019)
-----------------------------------------------------------------------------------
                                                         Blended Benchmark
                         Bloomberg                       (60% MSCI World ND
            Net Asset    Barclays                        Index/40% Bloomberg
            Value        U.S. Aggregate    MSCI World    Barclays U.S. Aggregate
Period      (NAV)        Bond Index        ND Index      Bond Index)
-----------------------------------------------------------------------------------
10 years     7.59%       3.68%             11.51%         8.59%
5 years      2.32        2.44               6.94          5.28
1 year      -7.65        2.25              -6.54         -2.87
-----------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2018)
----------------------------------------------
                Gross           Net
----------------------------------------------
                1.53%           1.48%
----------------------------------------------

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

(Please see the following page for additional performance and expense disclosure)

16 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2019, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

Please see the financial highlights for a more current expense ratio. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 17

Performance Update | 1/31/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart below shows the change in value of a $5 million investment made in Class Y shares of Pioneer Solutions -- Balanced Fund during the periods shown, compared to that of the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index, and the Fund's blended benchmark.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                         60% MSCI
                                                         World ND
                                                         Index and
                                                         40% BBG
                                                         Barclays U.S.
                                                         Aggregate
          Pioneer        Bloomberg                       Bond Index
          Solutions -    Barclays U.S.                   (Current
          Balanced       Aggregate        MSCI World     Blended
          Fund           Bond Index       ND Index       Benchmark)
1/09      $ 5,000,000    $5,000,000       $ 5,000,000    $ 5,000,000
1/10      $ 6,647,698    $5,425,323       $ 6,829,050    $ 6,260,517
1/11      $ 7,707,460    $5,699,865       $ 8,141,289    $ 7,131,176
1/12      $ 7,777,046    $6,193,591       $ 7,897,729    $ 7,268,119
1/13      $ 8,549,881    $6,353,734       $ 9,154,210    $ 8,042,622
1/14      $ 9,458,901    $6,361,627       $10,625,478    $ 8,810,441
1/15      $ 9,980,595    $6,782,287       $11,369,096    $ 9,419,062
1/16      $ 9,555,365    $6,771,441       $10,791,359    $ 9,149,348
1/17      $10,285,142    $6,869,816       $12,637,910    $10,127,096
1/18      $11,671,318    $7,017,442       $15,901,809    $11,732,684
1/19      $10,818,535    $7,175,407       $14,861,315    $11,396,271

Average Annual Total Returns
(As of January 31, 2019)
-----------------------------------------------------------------------------------
                                                         Blended Benchmark
                         Bloomberg                       (60% MSCI World ND
            Net Asset    Barclays                        Index/40% Bloomberg
            Value        U.S. Aggregate    MSCI World    Barclays U.S. Aggregate
Period      (NAV)        Bond Index        ND Index      Bond Index)
-----------------------------------------------------------------------------------
10 years     8.02%       3.68%             11.51%         8.59%
5 years      2.72        2.44               6.94          5.28
1 year      -7.31        2.25              -6.54         -2.87
-----------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2018)
------------------------------------------
Gross
------------------------------------------
1.07%
------------------------------------------

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

(Please see the following page for additional performance and expense disclosure)

18 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for a more current expense ratio. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Solutions Balanced Fund

Based on actual returns from August 1, 2018 through January 31, 2019.

--------------------------------------------------------------------------------
Share Class                  A             C             R             Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 8/1/18
--------------------------------------------------------------------------------
Ending Account Value        $953.60       $950.10       $951.90       $954.10
(after expenses)
on 1/31/19
--------------------------------------------------------------------------------
Expenses Paid                 $1.92         $5.60         $3.64         $1.92
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.39%, 1.14%, 0.74% and 0.39%, for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one half-year period. Fund expense ratios do not include estimates for acquired fund fees and expenses
      (AFFE). If AFFE estimates were included, expenses paid during the period would have been $5.37, $9.04, $7.08 and $5.37 for Class A, Class C, Class R and Class Y shares, respectively, based on the respective expense ratio for each class of 1.09%, 1.84%, 1.44% and 1.09%.

20 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Solutions Balanced Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from August 1, 2018 through January 31, 2019.

--------------------------------------------------------------------------------
Share Class                  A             C             R             Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 8/1/18
--------------------------------------------------------------------------------
Ending Account Value      $1,023.24     $1,019.46     $1,021.48     $1,023.24
(after expenses)
on 1/31/19
--------------------------------------------------------------------------------
Expenses Paid                 $1.99         $5.80         $3.77         $1.99
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.39%, 1.14%, 0.74% and 0.39%, for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one half-year period. Fund expense ratios do not include estimates for acquired fund fees and expenses
      (AFFE). If AFFE estimates were included, expenses paid during the period would have been $5.55, $9.35, $7.32 and $5.55 for Class A, Class C, Class R and Class Y shares, respectively, based on the respective expense ratio for each class of 1.09%, 1.84%, 1.44% and 1.09%.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 21

Schedule of Investments | 1/31/19 (unaudited)

------------------------------------------------------------------------------------------------------------------------------
                                                                 Change
                                                                 in Net
                                                  Net            Unrealized       Capital
                                                  Realized       Appreciation     Gain             Dividend
Shares                                            Gain (Loss)    (Depreciation)   Distributions    Income       Value
------------------------------------------------------------------------------------------------------------------------------
                   AFFILIATED ISSUERS -- 99.8%*
                   MUTUAL FUNDS -- 99.8%
 2,537,387         Pioneer Bond Fund              $   (25,086)   $    261,460     $        --      $  189,673   $ 23,978,302
                     Class K
 1,740,152         Pioneer Core Equity Fund          (968,803)     (6,859,499)      4,811,818         346,284     30,069,819
                     Class K
   496,067         Pioneer Dynamic Credit            (361,740)        229,701              --         171,083      4,474,528
                     Fund Class Y
   453,283         Pioneer Equity Income                   --         (88,731)        325,258         153,654     14,881,274
                     Fund Class K
 6,168,256         Pioneer Flexible                    31,723     (11,546,937)      6,826,157         502,025     71,305,040
                     Opportunities Fund
                     Class K
   432,031         Pioneer Fund Class Y                    --        (517,633)        743,068          40,196     11,483,396
 3,457,859         Pioneer Global Equity              261,812      (9,497,056)      4,037,865         522,107     46,196,995
                     Fund Class K
 1,554,404         Pioneer ILS Interval Fund               --      (1,865,285)             --         861,451     13,367,876
 2,548,738         Pioneer International            1,974,459     (13,953,022)      2,027,342       1,507,086     51,153,180
                     Equity Fund Class Y
11,010,930         Pioneer Multi-Asset                (84,083)      (5,737,682)            --       3,588,205    125,194,277
                     Income Fund Class K
 2,015,062         Pioneer Multi-Asset               (198,179)        (52,313)             --         715,940     19,969,263
                     Ultrashort Income
                     Fund Class K
 3,235,557         Pioneer Strategic                  (19,481)        227,421              --         349,829     33,876,280
                     Income Fund Class K
                   Other affiliated securities     (1,964,576)        (18,592)        953,751         124,140             --
                     not held at period end
                   TOTAL INVESTMENTS IN AFFILIATED ISSUERS -- 99.8%
                   (Cost $459,525,563)            $(1,353,954)   $(49,418,168)    $19,725,259      $9,071,673   $445,950,230
------------------------------------------------------------------------------------------------------------------------------
                   OTHER ASSETS AND LIABILITIES -- 0.2%                                                         $    818,167
------------------------------------------------------------------------------------------------------------------------------
                   TOTAL NET ASSETS -- 100.0%                                                                   $446,768,397
==============================================================================================================================

* Affiliated funds managed by Amundi Pioneer Asset Management, Inc., (the "Adviser").

The accompanying notes are an integral part of these financial statements.

22 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2019, aggregated $102,548,522 and $103,809,418, respectively.

At January 31, 2019, the net unrealized depreciation on investments based on cost for federal tax purposes of $459,533,367 was as follows:

      Aggregate gross unrealized appreciation for all investments in which
       there is an excess of value over tax cost                                  $ 14,337,022
      Aggregate gross unrealized depreciation for all investments in which
       there is an excess of tax cost over value                                   (27,920,159)
                                                                                  ------------
      Net unrealized depreciation                                                 $(13,583,137)
                                                                                  ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of January 31, 2019, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                       Level 1         Level 2        Level 3    Total
--------------------------------------------------------------------------------
Mutual Funds           $432,582,354    $13,367,876    $ --       $445,950,230
--------------------------------------------------------------------------------
Total                  $432,582,354    $13,367,876    $ --       $445,950,230
================================================================================

During the six months ended January 31, 2019, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 23

Statements of Assets and Liabilities | 1/31/19 (unaudited)

ASSETS:
  Investments in securities of affiliated funds, at value (cost $459,525,563)              $445,950,230
  Cash                                                                                          656,171
  Receivables --
     Investment securities sold                                                                 412,804
     Fund shares sold                                                                            38,926
     Dividends                                                                                  829,845
  Other assets                                                                                   81,146
--------------------------------------------------------------------------------------------------------
       Total assets                                                                        $447,969,122
========================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                       $    330,717
     Fund shares repurchased                                                                    792,961
     Trustees' fees                                                                               3,172
  Due to affiliates                                                                              17,809
  Accrued expenses                                                                               56,066
--------------------------------------------------------------------------------------------------------
       Total liabilities                                                                   $  1,200,725
========================================================================================================
NET ASSETS:
  Paid-in capital                                                                          $444,856,799
  Distributable earnings                                                                      1,911,598
--------------------------------------------------------------------------------------------------------
       Net assets                                                                          $446,768,397
========================================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $359,681,274/32,961,066 shares)                                        $      10.91
  Class C (based on $84,540,115/8,440,961 shares)                                          $      10.02
  Class R (based on $1,261,380/116,421 shares)                                             $      10.83
  Class Y (based on $1,285,628/116,252 shares)                                             $      11.06
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $10.91 net asset value per share/100%-5.75%
     maximum sales charge)                                                                 $      11.58
========================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19

Statements of Operations (unaudited)

For the Six Months Ended 1/31/19

INVESTMENT INCOME:
  Dividend income from underlying affiliated funds                                    $  9,071,673
  Interest                                                                                  31,070
---------------------------------------------------------------------------------------------------
       Total Investment Income                                                        $  9,102,743
---------------------------------------------------------------------------------------------------
EXPENSES:
  Administrative expense                                                              $    115,258
  Transfer agent fees
     Class A                                                                                70,533
     Class C                                                                                17,034
     Class R                                                                                   722
     Class Y                                                                                 1,919
  Distribution fees
     Class A                                                                               467,049
     Class C                                                                               464,101
     Class R                                                                                 3,101
  Shareowner communications expense                                                         26,163
  Custodian fees                                                                             3,790
  Registration fees                                                                         36,172
  Professional fees                                                                         34,416
  Printing expense                                                                          11,911
  Trustees' fees                                                                             3,645
  Insurance expense                                                                          4,153
  Miscellaneous                                                                              3,155
---------------------------------------------------------------------------------------------------
     Total expenses                                                                   $  1,263,122
---------------------------------------------------------------------------------------------------
       Net investment income                                                          $  7,839,621
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Underlying affiliated funds                                                      $ (1,353,954)
     Capital gain on distributions from underlying affiliated issuers                   19,725,259
---------------------------------------------------------------------------------------------------
                                                                                      $ 18,371,305
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Underlying affiliated funds                                                      $(49,418,168)
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                              $(31,046,863)
---------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                $(23,207,242)
===================================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 25

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                     Ended              Year
                                                                     1/31/19            Ended
                                                                     (unaudited)        7/31/18
------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                         $  7,839,621       $  5,396,713
Net realized gain (loss) on investments                                18,371,305         16,947,610
Change in net unrealized appreciation (depreciation)
  on investments                                                      (49,418,168)       (32,505,708)
------------------------------------------------------------------------------------------------------
    Net decrease in net assets resulting from operations             $(23,207,242)      $(10,161,385)
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
  Class A ($0.61 and $0.22 per share, respectively)                  $(19,411,188)      $ (2,088,406)*
  Class C ($0.51 and $0.14 per share, respectively)                    (4,152,900)          (598,301)*
  Class R ($0.59 and $0.21 per share, respectively)                       (64,328)              (584)*
  Class Y ($0.63 and $0.25 per share, respectively)                       (77,347)           (12,551)*
------------------------------------------------------------------------------------------------------
    Total distributions to shareowners                               $(23,705,763)      $ (2,699,842)
------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales or exchange of shares                        $ 43,588,167       $ 33,202,911
Shares issued in reorganization**                                              --        384,986,563
Reinvestment of distributions                                          23,230,288          2,600,366
Cost of shares repurchased                                            (72,602,415)       (72,997,033)
------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
       from Fund share transactions                                  $ (5,783,960)      $347,792,807
------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                            $(52,696,965)      $334,931,580
NET ASSETS:***
Beginning of period                                                  $499,465,362       $164,533,782
------------------------------------------------------------------------------------------------------
End of period                                                        $446,768,397       $499,465,362
======================================================================================================
*   For the year ended July 31, 2018, distributions to shareowners were presented as net investment income.
**  See Notes to Financial Statements (Note 6).
*** For the year ended July 31, 2018, undistributed net investment income was presented as follows: $3,016,149.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19

------------------------------------------------------------------------------------------------------------
                                          Six Months        Six Months
                                          Ended             Ended
                                          1/31/19           1/31/19           Year Ended       Year Ended
                                          Shares            Amount            7/31/18          7/31/18
                                          (unaudited)       (unaudited)       Shares           Amount
------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                2,835,431        $ 33,352,711       1,605,768       $ 19,524,639
Shares issued in
  reorganization*                                 --                  --      23,831,150        301,225,732
Reinvestment of distributions              1,854,334          19,173,836         167,690          2,050,850
Less shares repurchased                   (3,261,352)        (37,384,246)     (3,701,538)       (44,937,947)
------------------------------------------------------------------------------------------------------------
     Net increase                          1,428,413        $ 15,142,301      21,903,070       $277,863,274
============================================================================================================
Class C
Shares sold                                  919,869        $  9,340,016       1,034,953       $ 11,582,589
Shares issued in
  reorganization*                                 --                  --       7,074,294         82,274,035
Reinvestment of distributions                412,949           3,923,025          48,111            541,725
Less shares repurchased                   (3,170,585)        (34,080,130)     (2,389,184)       (26,730,777)
------------------------------------------------------------------------------------------------------------
     Net increase (decrease)              (1,837,767)       $(20,817,089)      5,768,174       $ 67,667,572
============================================================================================================
Class R
Shares sold                                   15,638        $    176,454         106,115       $  1,290,381
Shares issued in
  reorganization*                                 --                  --          13,344            167,732
Reinvestment of distributions                  6,280              64,328              35                423
Less shares repurchased                      (20,752)           (246,878)         (6,829)           (84,014)
------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                   1,166        $     (6,096)        112,665       $  1,374,522
============================================================================================================
Class Y
Shares sold                                   62,259        $    719,151          65,237       $    805,302
Shares issued
  in reorganization*                              --                  --         102,971          1,319,064
Reinvestment of distributions                  6,571              68,934             595              7,368
Less shares repurchased                      (78,388)           (891,161)       (100,896)        (1,244,295)
------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                  (9,558)       $   (103,076)         67,907       $    887,439
============================================================================================================
* See Notes to Financial Statements (Note 6).

The accompanying notes are an integral part of these financial statements.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 27

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended         Year      Year      Year       Year      Year
                                                                    1/31/19       Ended     Ended     Ended      Ended     Ended
                                                                    (unaudited)   7/31/18   7/31/17   7/31/16*   7/31/15*  7/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                $  12.12      $  11.89  $  11.35  $  12.78   $  12.73  $  11.72
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                  $   0.21      $   0.20  $   0.17  $   0.20   $   0.29  $   0.19
  Net realized and unrealized gain (loss) on investments               (0.81)         0.25      0.61     (0.50)      0.12      1.03
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $  (0.60)     $   0.45  $   0.78  $  (0.30)  $   0.41  $   1.22
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                             $  (0.34)     $  (0.22) $  (0.24) $  (0.27)  $  (0.36) $  (0.21)
  Net realized gain                                                    (0.27)           --        --     (0.86)        --        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 $  (0.61)     $  (0.22) $  (0.24) $  (1.13)  $  (0.36) $  (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  (1.21)     $   0.23  $   0.54  $  (1.43)  $   0.05  $   1.01
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  10.91      $  12.12  $  11.89  $  11.35   $  12.78  $  12.73
====================================================================================================================================
Total return (b)                                                       (4.64)%(c)     3.79%     7.04%    (2.11)%     3.33%    10.48%
Ratio of net expenses to average net assets+                            0.39%(d)      0.57%     0.68%     0.67%      0.66%     0.64%
Ratio of net investment income (loss) to average net assets+            3.62%(d)      1.67%     1.51%     1.77%      2.25%     1.57%
Portfolio turnover rate                                                   22%(c)       146%       27%       16%        89%       10%
Net assets, end of period (in thousands)                            $359,681      $382,265  $114,528  $125,608   $140,863  $136,511
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended         Year       Year      Year       Year      Year
                                                                    1/31/19       Ended      Ended     Ended      Ended     Ended
                                                                    (unaudited)   7/31/18    7/31/17   7/31/16*   7/31/15*  7/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                $ 11.12       $  10.92   $ 10.44   $ 11.84    $ 11.82   $ 10.92
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                  $  0.12       $   0.15   $  0.09   $  0.12    $  0.17   $  0.09
  Net realized and unrealized gain (loss) on investments              (0.71)          0.19      0.55     (0.47)      0.14      0.96
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $ (0.59)      $   0.34   $  0.64   $ (0.35)   $  0.31   $  1.05
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                             $ (0.24)      $  (0.14)  $ (0.16)  $ (0.19)   $ (0.29)  $ (0.15)
  Net realized gain                                                   (0.27)            --        --     (0.86)        --        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 $ (0.51)      $  (0.14)  $ (0.16)  $ (1.05)   $ (0.29)  $ (0.15)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $ (1.10)      $   0.20   $  0.48   $ (1.40)   $  0.02   $  0.90
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.02       $  11.12   $ 10.92   $ 10.44    $ 11.84   $ 11.82
====================================================================================================================================
Total return (b)                                                      (4.99)%(c)      3.09%     6.26%    (2.81)%     2.64%     9.70%
Ratio of net expenses to average net assets+                           1.14%(d)       1.27%     1.38%     1.37%      1.35%     1.33%
Ratio of net investment income (loss) to average net assets+           2.20%(d)       1.33%     0.84%     1.10%      1.44%     0.81%
Portfolio turnover rate                                                  22%(c)        146%       27%       16%        89%       10%
Net assets, end of period (in thousands)                            $84,540       $114,266   $49,277   $59,444    $74,720   $75,377
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 29

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Six Months
                                                                         Ended          Year       Year       Year
                                                                         1/31/19        Ended      Ended      Ended       7/1/15 to
                                                                         (unaudited)    7/31/18    7/31/17    7/31/16*    7/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                     $12.04         $11.83     $11.30     $12.78      $12.74
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                       $ 0.19         $ 0.05     $ 0.11     $ 0.15      $ 0.01
  Net realized and unrealized gain (loss) on investments                  (0.81)          0.37       0.65      (0.47)       0.03
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                       $(0.62)        $ 0.42     $ 0.76     $(0.32)     $ 0.04
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                  $(0.32)        $(0.21)    $(0.23)    $(0.30)     $   --
  Net realized gain                                                       (0.27)            --         --      (0.86)         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      $(0.59)        $(0.21)    $(0.23)    $(1.16)     $   --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $(1.21)        $ 0.21     $ 0.53     $(1.48)     $ 0.04
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $10.83         $12.04     $11.83     $11.30      $12.78
====================================================================================================================================
Total return (b)                                                          (4.81)%(c)      3.49%      6.89%     (2.34)%      0.31%(c)
Ratio of net expenses to average net assets+                               0.74%(d)       0.79%      0.90%      0.90%       0.93%(d)
Ratio of net investment income (loss) to average net assets+               3.24%(d)       0.42%      0.98%      1.28%       0.66%(d)
Portfolio turnover rate                                                      22%(c)        146%        27%        16%         89%
Net assets, end of period (in thousands)                                 $1,261         $1,388     $   31     $   14      $   10
Ratios with no waiver of fees and assumption of expense by the
  Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                     0.74%(d)       0.86%      1.38%      1.58%       1.00%(d)
  Net investment income (loss) to average net assets                       3.24%(d)       0.35%      0.50%      0.60%       0.58%(d)
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended         Year      Year      Year       Year       Year
                                                                    1/31/19       Ended     Ended     Ended      Ended      Ended
                                                                    (unaudited)   7/31/18   7/31/17   7/31/16*   7/31/15*   7/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                $12.29        $12.06    $11.51    $12.94     $12.88     $11.86
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                  $ 0.25        $ 0.26    $ 0.19    $ 0.26     $ 0.37     $ 0.23
  Net realized and unrealized gain (loss) on investments             (0.85)         0.22      0.63     (0.53)      0.09       1.03
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $(0.60)       $ 0.48    $ 0.82    $(0.27)    $ 0.46     $ 1.26
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                             $(0.36)       $(0.25)   $(0.27)   $(0.30)    $(0.40)    $(0.24)
  Net realized gain                                                  (0.27)           --        --     (0.86)        --         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 $(0.63)       $(0.25)   $(0.27)   $(1.16)    $(0.40)    $(0.24)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $(1.23)       $ 0.23    $ 0.55    $(1.43)    $ 0.06     $ 1.02
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $11.06        $12.29    $12.06    $11.51     $12.94     $12.88
====================================================================================================================================
Total return (b)                                                     (4.59)%(c)     3.94%     7.33%    (1.85)%     3.63%     10.68%
Ratio of net expenses to average net assets+                          0.39%(d)      0.40%     0.47%     0.40%      0.36%      0.40%
Ratio of net investment income (loss) to average net assets+          4.29%(d)      2.14%     1.67%     2.22%      2.92%      1.88%
Portfolio turnover rate                                                 22%(c)       146%       27%       16%        89%        10%
Net assets, end of period (in thousands)                            $1,286        $1,547    $  698    $1,107     $1,165     $3,239
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 31

Notes to Financial Statements | 1/31/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Solutions - Balanced Fund (the "Fund") is the sole series of Pioneer Asset Allocation Trust, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The investment objective of the Fund is to seek long-term capital growth and current income.

The Fund is a "fund of funds". The Fund seeks to achieve its investment objective by investing primarily in other funds ("underlying funds"). The Fund may also invest directly in securities and use derivatives. The Fund invests primarily in funds managed by Amundi Pioneer Asset Management, Inc. The Fund may also invest in securities of unaffiliated mutual funds or exchange-traded funds ("ETFs"). The Fund indirectly pays a portion of the expenses incurred by underlying funds. Consequently, an investment in the Fund entails more direct and indirect expenses than direct investment in the applicable underlying funds.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class R shares commenced operations on July 1, 2015. Class K shares had not commenced operations as of January 31, 2019. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

32 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued at such fund's net asset value.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 33 exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At January 31, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

34 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three fiscal years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                                $2,699,842
      --------------------------------------------------------------------------
          Total                                                      $2,699,842
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax basis at July 31, 2018:

      --------------------------------------------------------------------------
      Distributable earnings:                                              2018
      --------------------------------------------------------------------------
      Undistributed ordinary income                                 $ 3,001,686
      Undistributed long-term capital gains                           9,987,886
      Other book/tax temporary differences                               (7,804)
      Unrealized appreciation/(depreciation)                         35,842,835
      --------------------------------------------------------------------------
          Total                                                     $48,824,603
      ==========================================================================

      The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 35

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $31,430 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      Interest rates in the U.S. have been historically low and have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      Some of the underlying funds can invest in either high yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more established companies in more developed markets, respectively.

36 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19

      The Fund may gain exposure to insurance-linked security by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Fund's investment in Pioneer ILS Interval Fund at January 31, 2019 is listed in the Schedule of Investments.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions, or exchanges, or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective January 26, 2018, the Fund does not pay a direct management fee to the Adviser. The Fund bears a pro rata portion of the fees and expenses, including management fees, of each underlying fund in which the Fund invests. The Fund invests primarily in funds managed by the Adviser.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 37

Prior to January 26, 2018, the Management fee for the Fund was calculated daily at an annual rate equal to 0.13% of the Fund's average daily net assets up to $2.5 billion; 0.11% of the Fund's average daily net assets over $2.5 billion up to $4 billion; 0.10% of the Fund's average daily net assets over $4 billion up to $5.5 billion; and 0.08% of the Fund's average daily net assets over $5.5 billion.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,509 payable to the Adviser at January 31, 2019.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce fund expenses to 0.70%, 1.45% and 0.78% of the average daily net assets attributable to Class A, Class C and Class R shares, respectively. These expense limitations are in effect through December 1, 2019. There can be no assurance that the Adviser, will extend the expense limitation agreement for a class of shares beyond the date referred to above.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended January 31, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications
--------------------------------------------------------------------------------
Class A                                                                 $20,447
Class C                                                                   5,188
Class R                                                                     186
Class Y                                                                     342
--------------------------------------------------------------------------------
Total                                                                   $26,163
================================================================================

38 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $14,300 in distribution fees payable to the Distributor at January 31, 2019.

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of class A and class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended January 31, 2019, CDSCs in the amount of $4,935 were paid to the Distributor.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 39

5. Transactions in Underlying Funds

An affiliated issuer may be considered one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the Fund assumes the following to be affiliated issuers:

--------------------------------------------------------------------------------------------------------
                                               Beginning     Acquisitions    Dispositions    Ending
Underlying Funds (Affiliated)                  Shares        Shares          Shares          Shares
--------------------------------------------------------------------------------------------------------
Pioneer Bond Fund Class K                         264,472    2,826,549         (553,634)      2,537,387
Pioneer Core Equity Fund Class K                2,275,016      271,655         (806,519)      1,740,152
Pioneer Disciplined Value Fund Class Y            311,105      161,161         (472,266)             --
Pioneer Dynamic Credit Fund Class Y             1,094,602        3,350         (601,885)        496,067
Pioneer Equity Income Fund Class K                136,451      316,832               --         453,283
Pioneer Flexible Opportunities Fund
 Class K                                        5,659,581      779,080         (270,405)      6,168,256
Pioneer Floating Rate Fund Class Y                737,280        4,058         (741,338)             --
Pioneer Floating Rate Trust                            --      110,216         (110,216)             --
Pioneer Fund Class Y                                   --      432,031               --         432,031
Pioneer Global Equity Fund Class K              3,467,439      160,002         (169,582)      3,457,859
Pioneer ILS Interval Fund                       1,554,404           --               --       1,554,404
Pioneer International Equity Fund
 Class Y                                        2,916,911       79,951         (448,124)      2,548,738
Pioneer Multi-Asset Income Fund
 Class K                                       10,493,475      690,603         (173,148)     11,010,930
Pioneer Multi-Asset Ultrashort Income
 Fund Class K                                   5,763,145      903,546       (4,651,629)      2,015,062
Pioneer Strategic Income Fund Class K           1,716,235    1,598,158          (78,836)      3,235,557
========================================================================================================

6. Reorganization Information

On January 26, 2018 ("Closing Date"), each of Pioneer Solutions --Conservative Fund ("Conservative Fund") and Pioneer Solutions -- Growth Fund ("Growth Fund") was reorganized into Pioneer Solutions -- Balanced Fund ("Balanced Fund"). The purpose of these transactions was to combine three funds (managed by the Adviser) with similar investment objectives and strategies.

These tax-free reorganizations were accomplished by exchanging the assets and liabilities of each of Conservative Fund and Growth Fund for shares of Balanced Fund. Shareowners holding Class A, Class C, Class R and Class Y shares of Conservative Fund or Growth Fund received Class A, Class C, Class R and Class
Y shares of Balanced Fund, respectively, in the applicable reorganization. The investment portfolios of Conservative Fund and Growth Fund, with aggregate values of $54,077,862 and $300,758,764, respectively and identified costs of $51,906,012 and $249,818,545, respectively at January 26, 2018, were the principal assets acquired by Balanced Fund.

40 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19

For financial reporting purposes, assets received and shares issued by Balanced Fund were recorded at net asset value, however, the cost basis of the investments received from Conservative Fund and Growth Fund were carried forward to align ongoing reporting of Balanced Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

The following charts show the details of the reorganizations as of the Closing
Date:

---------------------------------------------------------------------------------------------------------------------------
                           Conservative Fund        Growth Fund              Balanced Fund            Balanced Fund
                           (Pre-Reorganization)     (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
---------------------------------------------------------------------------------------------------------------------------
Net Assets
 Class A                   $42,512,512              $258,713,220             $120,717,585             $421,943,317
 Class C                    13,374,507                68,899,528               49,202,929              131,476,964
 Class R                       122,830                    44,902                   92,342                  260,074
 Class Y                       282,732                 1,036,332                  665,782                1,984,846
---------------------------------------------------------------------------------------------------------------------------
Total Net Assets           $56,292,581              $328,693,982             $170,678,638             $555,665,201
===========================================================================================================================
Shares Outstanding
 Class A                     3,963,344                18,570,366                9,550,718               33,381,868
 Class C                     1,285,133                 5,269,196                4,229,483               11,303,777
 Class R                        11,469                     3,247                    7,345                   20,689
 Class Y                        28,036                    72,720                   51,992                  154,963

---------------------------------------------------------------------------------------------------------------------------
                                                                             Shares Issued            Shares Issued
                           Exchange Ratio           Exchange Ratio           in Reorganization of     in Reorganization of
                           Conservative Fund        Growth Fund              Conservative Fund        Growth Fund
---------------------------------------------------------------------------------------------------------------------------
 Class A                   0.8486                   1.1022                   3,363,332                20,467,818
 Class C                   0.8948                   1.1243                   1,150,001                 5,924,293
 Class R                   0.8520                   1.1001                       9,772                     3,572
 Class Y                   0.7873                   1.1125                      22,071                    80,900

---------------------------------------------------------------------------------------------------------------------------
                                                                             Unrealized               Accumulated
                                                                             Appreciation             Gain (Loss) on
                                                                             on Closing Date          Closing Date
---------------------------------------------------------------------------------------------------------------------------
 Balanced                                                                    $22,087,752              $(5,549,376)
 Conservative                                                                $ 2,171,849              $(1,464,664)
 Growth                                                                      $50,940,894              $ 9,592,614

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 41

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Solutions -- Balanced Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2018 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2018, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved

42 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 43

The Trustees discussed the Fund's performance with APAM on a more frequent basis in light of the Fund's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted APAM's explanation for the Fund's relative performance and the steps taken by APAM to address the Fund's performance, including enhancing the investment process used for the Fund. It was noted that Kenneth J. Taubes. Executive Vice President and Chief Investment Officer, U.S. of APAM and Marco Pirondini, Senior Managing Director and Head of Equities U.S. of APAM became portfolio managers of the Fund in January 2018. It was noted that, in connection with the change in portfolio managers, the Fund invests to a greater extent in underlying funds managed by APAM and no longer seeks to maintain a target annualized volatility level or use derivative strategies to a significant extent. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted that, effective January 26, 2018, the Fund no longer pays a direct management fee. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

44 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 45

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

46 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 47

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   Lisa M. Jones, President and
David R. Bock                                  Chief Executive Officer
Benjamin M. Friedman                        Mark E. Bradley, Treasurer and
Margaret B.W. Graham                           Chief Financial Officer
Lisa M. Jones                               Christopher J. Kelley, Secretary and
Lorraine H. Monchak                            Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

48 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19

                          This page is for your notes.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 49

                          This page is for your notes.

50 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19

                          This page is for your notes.

             Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19 51

                          This page is for your notes.

52 Pioneer Solutions -- Balanced Fund | Semiannual Report | 1/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19016-13-0319


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Asset Allocation Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 29, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 29, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 29, 2019

* Print the name and title of each signing officer under his or her signature.